                           SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under (S) 240.14a-12

                            Adventure Minerals Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------------
  2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------------
  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
    (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------------
  4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------------
  5) Total fee paid:

   -------------------------------------------------------------------------
[_] Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:__________________________________________________
  2) Form Schedule or Registration Statement No.:_____________________________
  3) Filing Party:____________________________________________________________
  4) Date Filed:______________________________________________________________

                            ADVENTURE MINERALS INC.

                               ----------------

                   Notice of Special Meeting of Shareholders

                             November 2, 2000

                               ----------------

Dear Shareholder:

  You are cordially invited to attend the Special Meeting of Shareholders of Adventure Minerals Inc. (the "Company"), which will be held on November 2, 2000, at 5:00 p.m. at the offices of the Company's legal counsel, Ogden Murphy Wallace P.L.L.C., located at 1601 Fifth Avenue, Suite 2100, Seattle, Washington, 98101, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

  (1) To adopt the Amended and Restated Articles of Incorporation; and

  (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on October 13, 2000, the record date for the meeting, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

  All of the Company's shareholders are invited to attend the Special Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (360) 332-8279. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors,

                                          /s/ Frank Andre

                                          Frank Andre
                                          President

Blaine, Washington

October 23, 2000

                            ADVENTURE MINERALS INC.
                         435 Martin Street, Suite 3000
                           Blaine, Washington 98320
                              Tel: (360) 332-1350
                              Fax: (360) 332-8279

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    DATE, TIME AND PLACE OF SPECIAL MEETING

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Adventure Minerals Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the offices of the Company's legal counsel, Ogden Murphy Wallace P.L.L.C., located at 1601 Fifth Avenue, Suite 2100, Seattle, Washington, 98101, on November 2, 2000, at 5:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on October 13, 2000. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is October 23, 2000.

                               PROXY INFORMATION

  A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

  .  To adopt the Amended and Restated Articles of Incorporation;* and

  . As recommended by the Company's Board of Directors with regard to all other matters, in its discretion.

--------
* The overall effect of adopting the Amended and Restated Articles will be to render more difficult a change in control of the Company by shareholders, and thus to make difficult the removal of management. See below, section on Amendment and Restatement of Articles of Incorporation.

  Shareholders have no dissenters' rights with respect to the above proposal based on Nevada Revised Statutes 92A.380.

                            RECORD DATE AND VOTING

  Record Date. As of October 13, 2000, the record date fixed by the Board of Directors, the Company had 20,315,000 shares of common stock issued and outstanding and approximately 145 shareholders of record. If the shareholders of record present in person or represented by their proxies at the meeting hold not less than 1% of the outstanding shares entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

  Shareholder List. At least 10 days before the Special Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the Special Meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Special Meeting.

  Proxies. Each shareholder entitled to vote at the Special Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Company before or at the time of the Special Meeting.

  The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

  (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

  (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

  The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail, facsimile or telegram. The Company will pay no additional compensation to its officers, directors and employees for these activities.

  Date and Time of Opening and Closing of the Polls. The date and time of the opening of the polls for the Special Meeting of the Shareholders of the Company shall be 5:00 p.m. on November 2, 2000. The time of the closing of the polls for voting shall be announced at the Special Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

  Vote. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Secretary of the Company. The Secretary will also determine whether or not a quorum is present. Each shareholder of record at the close of business on October 13, 2000, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

  The voting requirements for the proposal to be considered by the shareholders at the Special Meeting are as follows:

  Adoption of Amended and Restated Articles of Incorporation:

  . A shareholder submitting a Proxy may vote for or against adopting the Amended and Restated Articles of Incorporation or may abstain from voting his or her shares. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to adopt the Amended and Restated Articles of Incorporation.

  . IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE ALL THE SHARES REPRESENTED THEREBY FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

  . In accordance with Nevada Revised Statutes and the Company's Bylaws, the adoption of the Amended and Restated Articles of Incorporation requires a quorum of not less than 1% of the Company's issued and outstanding shares entitled to vote, and an affirmative vote of more than 50% of the Company's issued and outstanding shares entitled to vote.

  This Proxy Statement is accompanied by the proposed Amended and Restated Articles of Incorporation (attached hereto as Exhibit A). Shareholders are encouraged to review the Amended and Restated Articles of Incorporation in connection with the information contained herein.

            INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

  The directors and executive officers of the Company do not have any substantial interest in the matters to be acted upon other than the affect of certain provisions in the proposed Amended and Restated Articles of Amendment that entrench them then in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Proxy statement entitled "Proposal (1): To adopt the Amended and Restated Articles of Incorporation attached to this Proxy Statement as Appendix A."

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  As of October 13, 2000, the record date for the Special Meeting, the Company had 20,315,000 shares of its common stock issued and outstanding. Each share of record is entitled one vote at the Special Meeting.

  Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth as of September 15, 2000, certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares;
(ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable.

                                                    No. of Shares    Percentage
               Name and Position                  Beneficially Owned   Owned
               -----------------                  ------------------ ----------
Grayson Hand--former Director and Executive
 Officer of the Company (1).....................      6,000,000        29.53%
Gary Martin--Secretary and a Director of the
 Company (2)....................................        900,000         4.43
Wayne Hansen--Treasurer and a Director of the
 Company (2)....................................        100,000         0.49
Frank Andre--President of the Company (2).......        100,000         0.49
Don Dick--a Director of the Company (2).........              0         0.00
ALL CURRENT DIRECTORS AND OFFICERS AS A GROUP (4
 Persons).......................................      1,100,000         5.41

--------
(1) Accessible at the following address: 101 Convention Center Drive, Suite 1200, Las Vegas, Nevada, 89109.
(2) Accessible at the following address: 435 Martin Street, Suite 3000, Blaine, Washington, 98230.

  Change in Control

  Name of Persons Who Acquired Control

  On September 13, 2000, the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Planet Earth Recycling Inc. ("PERI"). The reorganization consisted of merging PERI with and into the Company. As part of the agreement, new Board of Directors members and executive officers were elected and appointed. The number of directors of the Company was increased from two to three and the pre-merger members of the Board of Directors were replaced with new directors.

  Amount and Source of Consideration

  As part of the Agreement, the PERI shareholders exchanged 10,000,000 shares of common stock of PERI for 10,000,000 shares of common stock of the Company on a one-for-one basis. The PERI shareholders effectively control 49.22% of the 20,315,000 issued and outstanding common shares of the Company.

  Basis of Control

  The Agreement permitted the PERI shareholders to designate the members of the Board of Directors. Effective September 15, 2000, Grayson Hand and Gordon Keevil resigned as directors, and successors designated by the PERI shareholders were appointed. Don Dick, Gary Martin and Wayne Hansen comprise the new Board of Directors of the Company.

  Grayson Hand resigned as President, Treasurer and Secretary and new executive officers were elected by the Board. The Board elected Frank Andre as President, Wayne Hansen as Treasurer and Gary Martin as Secretary.

  On a long-term basis, the Agreement requires the Company to call this Special Meeting of its shareholders for the purpose of amending and restating its Articles of Incorporation which will, among other things, change the name of the Company to "Planet Earth Recycling Inc."

  The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

   PROPOSAL (1): TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

  The Amended and Restated Articles of Amendment will completely supersede the existing Articles of Incorporation of the Company. The Articles of Incorporation of the Company are being amended and restated pursuant to the Agreement discussed previously under the section of the Proxy Statement entitled "Change in Control." The Agreement requires that the parties use their best efforts to cause the Articles of Incorporation of the Company to be amended and restated and requires that the Company hold a meeting of its Board of Directors for the purpose of calling a special meeting of shareholders to amend and restate the Articles of Incorporation. On October 4, 2000, the Board of Directors of the Company signed resolutions advising the adoption of the Amended and Restated Articles of Incorporation, called this Special Meeting and set a record date of October 13, 2000, for the meeting.

  The following is a summary comparison of the major changes to the current Articles of Incorporation of the Company. A copy of the proposed Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Appendix A. Where relevant, a brief discussion is included discussing the purpose of the change and its effect on shareholders, both positive and negative.

  The overall effect of the proposal is to make more difficult the accomplishment of mergers or the assumption of control by a principal shareholder, and thus to make more difficult the removal of management.

                                                                Proposed Amended and
                                   Current Articles of                Restated
    Subject Matter of Change          Incorporation           Articles of Incorporation
---------------------------------------------------------------------------------------
   1.  Name of corporation     Article One. Adventure       Article I. Planet Earth
                               Minerals Inc.                Recycling Inc.
---------------------------------------------------------------------------------------
 Purpose: To align the name of the Company more closely with its core business.

 Effect: There is no effect on shareholders from the change in the name of the Company. The name change will facilitate the Company's shift from mineral exploration to recycling products and services.
---------------------------------------------------------------------------------------
   2.  Authorized capital      Article Four. 25,000,000     Article II, Section 2.1.
                               shares of common stock       200,000,000 total
                               having par value of $0.001   authorized shares,
                               per share.                   consisting of 160,000,000
                                                            shares of common stock
                                                            having par value of $0.001
                                                            per share and 40,000,000
                                                            shares of preferred stock
                                                            having a par value of
                                                            $0.001 per share.
---------------------------------------------------------------------------------------

 Purpose: To enable the Board to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

 Effect: Authorizing the preferred stock provides the Board with a mechanism for establishing a separate class of stock with superior rights to the common stock of the Company. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.

   3.  Rights and preferences  No authorized preferred      Article II, Section
       of the preferred stock  stock.                       2.2. Board of Directors
                                                            granted the authority to
                                                            issue preferred stock and to
                                                            fix and determine and to
                                                            amend the voting powers,
                                                            designations, preferences,
                                                            limitations, restrictions
                                                            and relative rights of the
                                                            shares, including such
                                                            matters as dividends,
                                                            redemption, liquidation,
                                                            conversion and voting.
----------------------------------------------------------------------------------------
 Purpose: To enable the Board to determine the rights, preferences, privileges and limitations associated with preferred stock without shareholder approval.

 Effect: This is an anti-takeover measure. The Board has exclusive discretion to issue preferred stock with rights that may trump those of common stock.
 The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the Board and management.
----------------------------------------------------------------------------------------
   4.  Cumulative voting       Bylaws--Article III, Section Article V. The right to
                               8. Directors shall be        cumulate votes in the
                               elected by a plurality of    election of directors shall
                               the votes of the shares      not exist with respect to
                               present in person or         shares of stock of the
                               represented by proxy at the  Company.
                               meeting and entitled to vote
                               on the election of
                               directors. [No cumulative
                               voting.]
----------------------------------------------------------------------------------------
 Purpose: To prevent the ability of a shareholder voting more than one vote per share held when electing directors.

 Effect: With cumulative voting, each holder of stock possessing voting power would be entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected. The shareholder would then be able to cast all of his or her votes for a single director or multiple directors. Cumulative voting enables a holder of a substantial minority position entitled to vote to more easily elect a director by voting a larger number of shares than the shareholder actually holds. Cumulative voting in the election of directors will not be permitted.
 Shareholders of the Company's common stock will be entitled to one vote per share held. Accordingly, the holders of a majority of the common shares, present in person or by proxy, will be able to elect all of the Company's directors. This may have the effect of shifting control over the election of directors to a few principal shareholders.
----------------------------------------------------------------------------------------
   5.  Number of directors     Bylaws--Article IV, Section  Article VI, Section 6.1. No
                               15. No more than 12 nor less more than 9 nor less than 1.
                               than 1 person.
----------------------------------------------------------------------------------------

 Purpose: To enable the Board to be comprised of no more than 9 directors.

 Effect: None.

   6.  Term of office of       Annual election of all       Article VI, Section
       directors               directors.                   6.2. Directors shall be
                                                            divided into three classes,
                                                            with each class to be as
                                                            nearly equal in number as
                                                            possible, as specified by
                                                            resolution of the Board or,
                                                            if the directors in office
                                                            constitute fewer than a
                                                            quorum of the Board, by
                                                            affirmative vote of a
                                                            majority of the directors in
                                                            office. Term of office of
                                                            directors is as follows:

                                                             First Class--expires at
                                                            first annual meeting of
                                                            shareholders.
                                                             Second Class--expires at
                                                            second annual meeting of
                                                            shareholders.
                                                             Third Class--expires at
                                                            third annual meeting of
                                                            shareholders.

                                                            Thereafter, the directors by
                                                            class shall hold staggered
                                                            terms of three years.
----------------------------------------------------------------------------------------
 Purpose: To set the term of office of each director and to stagger the terms of the directors to ensure the continuity of the Board and management.

 Effect: A staggered Board affects every election of directors. The staggered system of electing directors makes it more difficult for shareholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires three separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the of directors. As an anti-
 takeover measure, the effect is to prevent insurgent shareholders from immediately seizing control of the Board, either through stock acquisitions or a proxy contest.
----------------------------------------------------------------------------------------
   7.  Removal of directors    Bylaws--Article IV, Section  Article VI, Section 6.3.
                               20. Any director may be      Shareholders may remove one
                               removed by: (a) the          or more directors with or
                               affirmative vote of the      without cause, but only at a
                               holders of a majority of the special meeting called for
                               outstanding shares of the    the purpose of removing the
                               Company then entitled to     director(s) if a majority of
                               vote, with or without cause; the shares eligible to vote
                               or (b) the affirmative and   cast votes in favor of
                               unanimous vote of a majority removal.
                               of the directors of the
                               Company, with the exception
                               of the vote of the directors
                               to be removed, with or
                               without cause.
----------------------------------------------------------------------------------------

 Purpose: To place limitations on removal of a director by shareholders.

 Effect: In combination with the prohibition against shareholders calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or Board action. This represents an additional measure to deter a change in control of the Company.
--------------------------------------------------------------------------------

   8.  Vacancies on Board of   Bylaws--Article IV, Section  Article VI, Section 6.4. The
       Directors               18. Any vacancies on the     Board may fill the vacancy,
                               Board shall be filled only   or, if the directors in
                               by the affirmative vote of a office constitute fewer than
                               majority of the directors    a quorum, they may fill the
                               then in office, even though  vacancy by the affirmative
                               less than a quorum of the    vote of a majority of all
                               Board. Any director elected  directors in office. The
                               in accordance with the       shareholders may fill a
                               preceding sentence shall     vacancy only if there are no
                               hold office for the          directors in office.
                               remainder of the full term   Bylaws--Section 3.14. A
                               of the director for which    Director elected to fill a
                               the vacancy was created or   vacancy shall serve only
                               occurred.                    until the next election of
                                                            Directors by the
                                                            shareholders.
----------------------------------------------------------------------------------------
 Purpose: No material change.

 Effect: Prevents shareholders from selecting directors to fill vacancies on the Board. This ensures that the Board will maintain control over its membership and thereby prevent the removal of management.
----------------------------------------------------------------------------------------
   9.  Bylaws                  Bylaws--Article XII, Section Article VIII. Board has
                               45. The Board shall have the power to adopt, amend or
                               power to adopt, amend, or    repeal the Bylaws of the
                               repeal Bylaws as set forth   Company, subject to the
                               in the Articles of           power of the shareholders to
                               Incorporation. [The Articles amend or repeal the Bylaws.
                               of Incorporation do not      The shareholders also have
                               contain a provision on       the power to amend or repeal
                               amending the Bylaws.]        Bylaws of the Company and to
                                                            adopt new Bylaws.
----------------------------------------------------------------------------------------

 Purpose: Provides shareholders with the authority to amend or repeal Bylaws.

 Effect: Shareholders may effect a change in the Bylaws that could impact the governance of the Company.

  10.  Consent in Lieu of      Bylaws--Article III, Section Article IX, Section 9.1. Any
       Meeting of Shareholders 13. No action shall be taken action required or permitted
                               by the shareholders except   to be taken at a
                               at an annual or special      shareholders meeting may be
                               meeting of shareholders      taken without a meeting,
                               called in accordance with    without prior notice and
                               these Bylaws, or by the      without a vote, if a consent
                               written consent of all       or consents in writing,
                               shareholders.                setting forth the action
                                                            taken, are signed by the
                                                            holders of outstanding stock
                                                            having not less than the
                                                            minimum number of votes that
                                                            would be necessary to
                                                            authorize or take the action
                                                            at a meeting at which all
                                                            shares entitled to vote were
                                                            present and voted.
----------------------------------------------------------------------------------------
 Purpose: To enable less than all of the shareholders to authorize an action without a meeting.

 Effect: The number of shares necessary to approve a proposal by written consent is decreased from all voting shares to that number required by law to authorize a particular action. In most cases to approve an action taken at a shareholders meeting under Nevada corporations law, a majority of the issued and outstanding shares must vote for the action. The result is to decrease the power of those shareholders who hold fewer shares. In cases where less than all of the shareholders may approve an action by written consent, a few principal shareholders may approve an action by written consent that other shareholders oppose.
----------------------------------------------------------------------------------------
  11.  Number of votes         Bylaws--Article III, Section Article IX, Section 9.2. The
       necessary to approve    8. Except as otherwise       minimum number of shares
       actions                 provided by law, the         required by law to approve
                               Articles of Incorporation or the action; pursuant to NRS
                               the Bylaws, all action taken 78.320(1)(b), 51% of the
                               by the holders of a majority shares present at the
                               of the votes cast, excluding meeting must vote "for" the
                               abstentions, at any meeting  action.
                               at which a quorum is present
                               shall be valid and binding
                               upon the corporation;
                               provided, however, that
                               directors shall be elected
                               by a plurality of the votes
                               of the shares present in
                               person or represented by
                               proxy at the meeting and
                               entitled to vote on the
                               election of directors.
----------------------------------------------------------------------------------------

 Purpose: The existing provision contained in the Bylaws of the Company may not be legal under Nevada corporate law. In order to correct this potential deficiency, the provision in the Amended and Restated Articles of Incorporation defaults to the appropriate section of the Nevada Revised Statute.

 Effect: Generally, Nevada corporations law requires the affirmative vote of a majority of the issued and outstanding common shares to approve an action of the Company by the shareholders.

  12.  Special meetings        Bylaws--Article III, Section Article IX, Section 9.3.
                               6. Special meetings of the   Except as may be authorized
                               shareholders may be called   by the Board upon issuance
                               by (i) the Chairman of the   of preferred stock, special
                               Board, (ii) the Chief        meetings of the shareholders
                               Executive Officer, or (iii)  of the corporation for any
                               the Board of Directors       purpose may be called at any
                               pursuant to a resolution     time by the Board and not by
                               adopted by the majority of   any other person(s).
                               the total number of
                               authorized directors.
----------------------------------------------------------------------------------------
 Purpose: Limits the authority to call a special meeting to the Board of
 Directors as a whole.

 Effect: This is an anti-takeover measure. The provision ensures that shareholders will not be authorized to call a special meeting. The effect is to limit the ability of one or more shareholders from bringing matters before the shareholders that may be contrary to the objectives of the Board.
 This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents shareholders from effecting a change in control.
----------------------------------------------------------------------------------------
  13. Quorum for Meetings of   Bylaws--Article III, Section Article IX, Section 9.4.
     Shareholders              8. Holders of not less than  Except as required elsewhere
                               one percent (1%) of the      in the Articles of
                               outstanding shares of stock  Incorporation or under law,
                               entitled to vote constitute  one-third of the votes
                               a quorum.                    entitled to be cast on a
                                                            matter by the holders of
                                                            shares that are entitled to
                                                            vote and be counted on the
                                                            matter shall constitute a
                                                            quorum of such shares at a
                                                            meeting of shareholders.
----------------------------------------------------------------------------------------

 Purpose: To increase in the number of shares necessary to constitute a quorum for conducting the business of the Company.

 Effect: The ability to form a quorum and hold a shareholder meeting becomes more difficult because a larger number of voting shares must be present to convene the meeting.


  The Board of Directors recommends you vote FOR the adoption of the Amended and Restated Articles of Incorporation.

                                 OTHER MATTERS

  A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Appendix A.

  The Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                                          By Order of the Board of Directors,

                                          /s/ Frank Andre

                                          Frank Andre
                                          President

October 23, 2000

                                  APPENDIX A

                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                          PLANET EARTH RECYCLING INC.

  The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

                                   ARTICLE I

  The name of the corporation is "Planet Earth Recycling Inc."

                                  ARTICLE II

  2.1. Authorized Capital

  The total number of shares that this corporation is authorized to issue is 200,000,000, consisting of 160,000,000 shares of Common Stock having a par value of $0.001 per share and 40,000,000 shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

  2.2. Issuance of Preferred Stock by Class and in Series

  The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                  ARTICLE III

  The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

  3.1. Omnibus.

  To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized ("applicable corporate law") and any and all acts amendatory thereof and supplemental thereto.

  3.2. Carrying On Business Outside State.

  To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

  3.3. Purposes To Be Construed As Powers.

  The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

                                  ARTICLE IV

  Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                   ARTICLE V

  The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                  ARTICLE VI

  6.1. Number of Directors

  The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

  6.2. Classification of Directors

  The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

  6.3. Removal of Directors

  The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

  6.4. Vacancies on Board of Directors

  If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

                                  ARTICLE VII

  This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.

                                 ARTICLE VIII

  The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                  ARTICLE IX

  9.1. Shareholder Actions

  Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

  9.2. Number of Votes Necessary to Approve Actions

  Whenever applicable corporate law permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

  9.3. Special Meetings of Shareholders

  So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

  9.4. Quorum for Meetings of Shareholders.

  Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

                                   ARTICLE X

  To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                  ARTICLE XI

  11.1. Indemnification.

  The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

  11.2. Authorization.

  The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

  11.3. Effect of Amendment.

  No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                  ARTICLE XII

  This Amended and Restated Articles of Incorporation shall become effective upon filing.

  IN WITNESS WHEREOF, the undersigned, President of the corporation, for the purpose of amending and restating the corporation's Articles of Incorporation, hereby makes, files and records this Amended and Restated Articles of Incorporation of Adventure Minerals Inc. and certifies that it is the act and deed of the corporation and that the facts stated herein are true.

_____________________________________________           ___________________________________________
           Frank Andre, President                                 Date
           Adventure Minerals Inc.

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            ADVENTURE MINERALS INC.

             SPECIAL MEETING OF SHAREHOLDERS--NOVEMBER 2, 2000

  The undersigned shareholder of ADVENTURE MINERALS INC., a Nevada corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and hereby appoints Frank Andre or Wayne Hansen or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held on November 2, 2000, at adjournment(s) or postponement(s) thereof, and to vote all shares of Stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth below:

Proposal No. 1--Adoption of the Amended and Restated Articles of Incorporation

                         [_] For[_] Against[_] Abstain

                                                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.
THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENTS(S) THEREOF WITH RESPECT TO THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

                                             DATED:______________________, 2000
                                             ----------------------------------
                                             Print name(s) exactly as shown on
                                             Stock Certificate
                                             ----------------------------------
                                             Signature
                                             ----------------------------------
                                             Signature
                                             PLEASE MARK, SIGN, DATE AND
                                             RETURN THE PROXY CARD USING THE
                                             ENCLOSED ENVELOPE. Please sign
                                             exactly as your name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney,
                                             executor, administrator, trustee,
                                             or guardian, please give full
                                             title as such. If a corporation,
                                             please sign in full corporate
                                             name by the President or other
                                             authorized officer. If a
                                             partnership, please sign in
                                             partnership name by an authorized
                                             person. THIS PROXY WILL BE VOTED
                                             FOR THE ADOPTION OF THE AMENDED
                                             AND RESTATED ARTICLES OF
                                             INCORPORATION AND FOR ANY OTHER
                                             PROPOSALS IF NO SPECIFICATION IS
                                             MADE.